Exhibit 99.2

Third Quarter 2021 Results Conference Call Investor Presentation

SAFE - HARBOR STATEMENT 2 | Investor Presentation This release contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : (i) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the CARES Act, including our ability to receive forgiveness of the PPP Loans ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2020 . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE OVERVIEW

EXECUTIVE SUMMARY

Market update, recent results and outlook

Market Update
As of November 2021

Policy environment remains in focus
Biden Administration is proposing a multi-year PTC for wind and certain other qualified facilities that begin construction after 2021 (1)

Material price inflation a near-term headwind
Commodity price inflation for raw materials used in wind turbine construction, including steel, have led some developers to postpone current-year projects

Logistics & permitting challenges
Pent-up demand for new wind installations delayed by supply chain tightness and well-documented offshore permitting delays

Onshore installation outlook remains stable
Currently anticipate stable installation activity of ~10 GW annually thru 2026; anticipate an acceleration in new installation activity in latter half of decade; LT fundamentals intact

Remain opportunistic on offshore opportunities
Continue to pursue partnership opportunities with turbine OEMs to capitalize on offshore build out; new offshore installations to ramp beginning in 2023

3Q21 Results
Performance Overview

3Q21 challenged by tower project delays
Impacted by a year-over-year decline in wind tower sections sold; developers attempting to time launch of new projects around proposed PTC extension; cost inflation and permitting delaying existing projects

Heavy Fabrications segment update
Total wind towers sections sold declined by 37% on a y/y basis due to above-referenced issues

Gearing segment update
Generated substantial year-over-year growth in revenue, adj. EBITDA, orders and backlog, supported by increased demand primarily from energy customers

Industrial Solutions segment update
Revenue impacted by recovery in natural gas turbine order activity

Stable balance sheet and liquidity metrics
Total cash and availability was $21.1 million as of September 30, 2021; Ratio of net debt to trailing twelve-month non-GAAP adjusted EBITDA was 0.5x

Management Outlook
As of November 2021

Wind tower plant utilization
As of November 2021, has received orders for approximately 30% of 2022 production

Capital deployment focus
Continue to actively evaluate bolt-on acquisitions and joint venture partnerships that seek to leverage the Company's existing manufacturing expertise and exposure to clean tech markets.

4Q21 financial guidance
Anticipate 4Q21 adjusted EBITDA loss of ($1.0) to ($1.5) million

(1) U.S. Department of the Treasury – General Explanations of the Administration's Fiscal Year 2022 Revenue Proposals - https://home.treasury.gov/system/files/131/General-Explanations-FY2022.pdf

4 | Investor Presentation

CONSOLIDATED FINANCIAL DATA

Third quarter results impacted by near-term pause in wind tower demand

- Total revenue declined 26% y/y to $40.4 million
- Revenue growth in Gearing and Industrial Solutions more than offset by y/y decline in tower demand
- PTC extension, supply chain challenges and permitting delays have impacted near-term pace of new wind installations
- Anticipate a stabilization in new wind installation in 2022 and 2023

Total Revenue(1)

($MM)



$54.6
$40.4
$207.4
$159.9
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Gross Profit(1)

($MM)



$3.7
$2.1
$19.3
$7.2
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Adjusted EBITDA(1)

($MM)



$1.3
$0.4
$9.5
$14.6
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Earnings (Loss) Per Diluted Share(1)

($)



($0.06)
($0.11)
($0.07)
$0.23
3Q20
3Q21
TTM 3Q20
TTM 3Q21

(1) For TTM3Q21, results include $9.2 million benefit related to loan forgiveness under the Paycheck Protection Program (PPP), together with a $7.0 million related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.

5 | Investor Presentation

HEAVY FABRICATIONS SEGMENT Near - term wind tower demand impacted by customer project delays 6 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Quarter - End Segment Backlog ($MM) • Revenue declined 34% y/y to $28.7 million due to lower near - term demand for wind towers • Fluid policy environment, higher raw materials costs, supply chain disruptions and higher freight costs leading developers to delay project timing • Segment orders declined 15% y/y to $26.5 million; backlog down 37% y/y to $46.1 million • Segment non - GAAP adjusted EBITDA declined $2.0 million compared to the prior - year period quarter $31.4 $26.5 $83.6 $89.6 3Q20 3Q21 TTM 3Q20 TTM 3Q21 $73.4 $48.2 $46.1 3Q20 2Q21 3Q21 $43.4 $28.7 $163.0 $117.1 3Q20 3Q21 TTM 3Q20 TTM 3Q21 $3.0 $1.0 $14.1 $15.5 3Q20 3Q21 TTM 3Q20 TTM 3Q21

HEAVY FABRICATIONS SEGMENT Wind tower sections sold declined 37% y/y, due in part to rising raw material costs 7 | Investor Presentation Total Wind Tower Sections Sold (Number of Sections) (1) Escalation in Raw Materials Costs (Price of Steel Per Ton) (2) • Expect tower facilities to be operating at approximately 50% utilization in 4Q21, given current bookings • Lower tower sales was a result of a shift in the timing of customer projects • Steel costs have increased materially in the last 12 months; we have no direct commodity price risk • Project economics impacted by higher costs, leading developers to pause some projects (1) Our production facilities, located in Manitowoc, Wisconsin and Abilene, Texas, are situated near the primary U.S. domestic wi nd energy and equipment manufacturing hubs. The two facilities have a combined annual tower production capacity of up to approximately 550 towers (1650 tower sections), sufficient to support turbines generating more than 1,100 M W o f power. (2) Source: Factset. US MW Dom HRC Steel Near Term Price Per Ton (NYMEX) 0% 10% 20% 30% 40% 50% 60% 70% 80% - 200 400 600 800 1,000 1,200 1,400 2017 2018 2019 2020 TTM 3Q21 Wind Tower Sections Sold Tower Plant Capacity Utilization $0 $500 $1,000 $1,500 $2,000 $2,500 10/16 10/17 10/18 10/19 10/20 10/21

GEARING SEGMENT

Y/Y growth in revenue, adj. EBITDA, orders and backlog supported by non-wind end-markets

- Revenue increased 6% y/y in 3Q21; customer activity continues to accelerate within the energy sector, given recent commodity price escalation
- Orders increased nearly 260% y/y to $11.5 million; Backlog improved 75% y/y
- Segment non-GAAP adjusted EBITDA was $0.5 million, versus ($0.5) million in the prior-year period.
- Well-positioned to capitalize on cyclical recovery within industrial manufacturing; key beneficiary of legislative support for multi-year infrastructure investments

Segment Revenue
($MM)


$7.1
$7.6
$27.9
$25.2
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Segment Adjusted EBITDA
($MM)


($0.5)
$0.5
$0.7
$2.1
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Segment Orders
($MM)


$3.2
$11.5
$26.3
$35.1
3Q20
3Q21
TTM 3Q20
TTM 3Q21

Quarter-End Segment Backlog
($MM)


$13.5
$19.6
$23.6
3Q20
2Q21
3Q21

8 | Investor Presentation

INDUSTRIAL SOLUTIONS SEGMENT Benefited from a recovery in natural gas turbine customer demand 9 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Quarter - End Segment Backlog ($MM) • Revenue increased 3% y/y driven by improved demand for gas turbine components • Orders declined 9% y/y due to a change in the timing of customer order buying patterns • 10 th consecutive quarter of positive EBITDA $4.1 $4.2 $16.6 $18.1 3Q20 3Q21 TTM 3Q20 TTM 3Q21 $0.2 $0.04 $1.0 $1.7 3Q20 3Q21 TTM 3Q20 TTM 3Q21 $4.9 $4.5 $19.5 $14.5 3Q20 3Q21 TTM 3Q20 TTM 3Q21 $10.3 $6.6 $6.9 3Q20 2Q21 3Q21

BALANCE SHEET UPDATE $21 million of cash and availability to support growth as of 9/30/21 10 | Investor Presentation Quarter - End Total Cash and Availability on Credit Facility ($MM) Quarter - End Operating Working Capital as a % of Sales (1) (1) Operating working capital divided by T3M annualized sales 3% 3% 5% 9% 6% 3% 9% 9% 12% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $19.2 $19.0 $19.0 $21.9 $21.8 $24.1 $21.6 $23.7 $21.1 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21

U.S. WIND POWER INSTALLATION FORECAST

Biden Administration considering multi-year extension of the Production Tax Credit

U.S. Onshore Wind Capacity Installations

(Annual On-Shore GW Installed)(1)



2Q21 Forecast
3Q21 Forecast
13.7
9.8
9.5
8.7
9.2
9.3
11.2
11.9
11.7
11.4
2021
2022e
2023e
2024e
2025e
2026e
2027e
2028e
2029e
2030e

- IRS' decision to extend the Continuity Safe Harbor in July-21 allows developers six years to complete projects - and still receive the PTC – for projects commenced between 2016-2019 remains a LT catalyst for new wind installations
- Developers postponing projects to assess near-term policy developments; delays also related to raw material cost increases and supply chain challenges, which have impacted NT project economics

U.S. Offshore Wind Capacity Installations

(Annual Off-Shore GW Installed)(1)



2Q21 Forecast
3Q21 Forecast
0.7
1.8
4.5
4.4
5.9
4.9
5.4
4.8
2023e
2024e
2025e
2026e
2027e
2028e
2029e
2030e

- Domestic offshore wind installations expected to exceed 32 GW between 2023 and 2030
- 14 GW of offshore projects are already contracted or expected to be approved, up from 9 GW in 2020; most states on track to reach mandates
- Biden Administration taking steps to accelerate permitting of offshore wind developments

(1) Source: Wood MacKenzie 3Q21 Wind Sector Outlook; wind values include new build and repowering

11 | Investor Presentation

CUSTOMER DIVERSIFICATION INITIATIVE Balanced revenue mix supports long - term growth and profitability 12 | Investor Presentation Wind vs. Non - Wind Revenue Concentration (% of Total Revenue) (1) (1) Wind energy figures shown above exclude repair/replacement demand • Wind and renewables remain our core industry focus • Revenue diversification positions us to better optimize our production capabilities during periods of lower wind tower demand • Since 2016, we have increased non - wind revenue by nearly 300% to approximately $60 million annually Fastest Growing Non - Wind Sectors Since 2016 (Absolute Growth in Revenue) Industrial Mining Power Generation 92% 72% 50% 66% 69% 65% 8% 28% 50% 34% 31% 35% 2016 2017 2018 2019 2020 NME 9/30/21 Wind Revenue Non-Wind Revenue

APPENDIX

EXHIBIT A

Orders, Revenues & Operating Income (Loss) Consolidated and by Segment

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
ORDERS:				
Heavy Fabrications	$ 26,539	$ 31,391	$ 62,096	$ 78,306
Gearing	11,546	3,225	29,325	19,376
Industrial Solutions	4,512	4,939	11,831	15,240
Total orders	$ 42,597	$ 39,555	$ 103,252	$ 112,922
REVENUES:				
Heavy Fabrications	$ 28,675	$ 43,440	$ 87,282	$ 125,424
Gearing	7,562	7,125	20,315	20,273
Industrial Solutions	4,213	4,081	12,357	12,516
Corporate and Other	(61)	(32)	(346)	(39)
Total revenues	$ 40,389	$ 54,614	$ 119,608	$ 158,174
OPERATING (LOSS)/PROFIT:				
Heavy Fabrications	$ (445)	$ 2,020	$ (1,873)	$ 8,760
Gearing	(219)	(1,023)	(2,090)	(1,935)
Industrial Solutions	(108)	87	(169)	496
Corporate and Other	(1,225)	(1,559)	(4,487)	(5,081)
Total operating profit/(loss)	$ (1,997)	$ (475)	$ (8,619)	$ 2,240

14 | Investor Presentation

EXHIBIT B

GAAP to Non-GAAP Consolidated Adjusted EBITDA Reconciliation

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net (Loss) Income	$ (2,105)	$ (1,003)	$ 6,937	$ 480
Interest Expense	269	507	816	1,654
Income Tax Provision	24	20	101	103
Depreciation and Amortization	1,594	1,567	4,758	4,761
Share-based Compensation and Other Stock Payments	619	206	1,806	768
Adjusted EBITDA (Non-GAAP)	401	1,297	14,418	7,766

Heavy Fabrications Segment	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net (Loss) Income	$ (313)	$ 1,515	$ 6,629	$ 6,679
Interest Expense	124	83	381	277
Income Tax (Benefit) Provision	(68)	422	2,124	1,804
Depreciation	967	929	2,903	2,831
Share-based Compensation and Other Stock Payments	248	36	731	140
Adjusted EBITDA (Non-GAAP)	$ 958	$ 2,985	$ 12,768	$ 11,731

Gearing Segment	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net (Loss) Income	$ (236)	$ (1,045)	$ 1,835	$ (2,033)
Interest Expense	13	19	33	89
Income Tax Provision	3	2	10	8
Depreciation and Amortization	464	488	1,383	1,503
Share-based Compensation and Other Stock Payments	213	16	356	56
Adjusted EBITDA (Non-GAAP)	$ 457	$ (520)	$ 3,617	$ (377)

Industrial Solutions Segment	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net (Loss) Income	$ (130)	$ 77	$ 684	$ 433
Interest Expense	11	8	43	18
Income Tax Provision	9	2	56	42
Depreciation and Amortization	104	108	315	318
Share-based Compensation and Other Stock Payments	43	14	146	65
Adjusted EBITDA (Non-GAAP)	$ 37	$ 209	$ 1,244	$ 876

Corporate and Other	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net Loss	$ (1,426)	$ (1,550)	$ (2,211)	$ (4,599)
Interest Expense	121	397	359	1,270
Income Tax Provision (Benefit)	80	(406)	(2,089)	(1,751)
Depreciation and Amortization	59	42	157	109
Share-based Compensation and Other Stock Payments	115	140	573	507
Adjusted EBITDA (Non-GAAP)	$ (1,051)	$ (1,377)	$ (3,211)	$ (4,464)

15 | Investor Presentation

EXHIBIT C Consolidated Statement of Cash Flows 16 | Investor Presentation

EXHIBIT D Consolidated Balance Sheet 17 | Investor Presentation

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